UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of
earliest event reported):     August 27, 2002

                            Brown-Forman Corporation
             (Exact name of registrant as specified in its charter)

   Delaware                    1-123              61-0243150
(State or other            (Commission         (I.R.S. Employer
 jurisdiction of            File Number)       Identification No.)
 incorporation)

 850 Dixie Highway, Louisville, Kentucky           40210
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code (502) 585-1100

Item 9.  Regulation FD Disclosure

On August 27, 2002, Brown-Forman Corporation (BFC) issued a press release announcing a new strategic direction for its beverage organization. A copy of Brown-Forman Corporation's press release is attached hereto as Exhibit 99 and incorporated herein by reference.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Brown-Forman Corporation
                                            (Registrant)


Date:   August 27, 2002                   By:  /s/ Michael B. Crutcher
                                                Michael B. Crutcher
                                                Senior Vice President,
                                                General Counsel, and Secretary



Exhibit Index
(99)  Press Release, dated August 27, 2002, issued by Brown-Forman Corporation


                                                                   Exhibit 99

FOR IMMEDIATE RELEASE

BROWN-FORMAN SETS NEW STRATEGIC DIRECTION FOR BEVERAGE ORGANIZATION Company Will Strengthen Focus on Brand Building

Louisville, KY, August 27, 2002 - Brown-Forman Corporation Chairman and Chief Executive Officer Owsley Brown II told employees today that the company is embarking on a new strategic direction that will strengthen the company's focus on brand-building activities. Brown and Brown-Forman President William M. Street announced the strategy for the company's beverage organization during an employee meeting in Louisville.

"After spending the last decade expanding our infrastructure in the U.S., Europe, Asia, and South America and focusing on acquisition opportunities, we can now dedicate ourselves to improving and increasing our brand-building programs directed to consumers," Brown told employees.

Brown said that Brown-Forman would concentrate its collective energies around four strategies: Building Strong Consumer Franchises; Winning at the Point of Purchase; Superb Resource Allocation; and Creating a Deeply Ingrained Brand-Building Culture.

"The management of our distribution system in the U.S. has changed significantly over the last decade due to consolidation and improved technology," Brown stated. "Therefore, we are reducing the number of our people working directly with distributors and expanding the number of employees on our global brand teams and in field marketing."

Brown told employees that successfully implementing the new strategies will take time and require the commitment of every employee. "Brown-Forman has always been focused on sustainable growth and we're asking each of you to rededicate yourself today to a new and elevated level of commitment to long-term brand building," he concluded.

Brown-Forman Corporation is a diversified producer and marketer of fine quality consumer products including Jack Daniel's, Canadian Mist, Southern Comfort,
Finlandia Vodka, Fetzer, Jekel, Bolla, and Sonoma-Cutrer Wines, Korbel California Champagnes, Lenox, Dansk and Gorham tableware and giftware and Hartmann Luggage.

For more information, contact Phil Lynch, Vice President, Director, Corporate Communications and Public Relations, at 502-774-7928.